UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 - 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

MIDAS
Discovering Opportunities
FUNDS

WALL STREET

MIDAS Fund

MIDAS Magic

MIDAS Perpetual Portfolio

2012 Annual Report
December 31

MIDAS FUNDS
Discovering Opportunities

New Account Application *Inside*

We believe that a quality investing
approach can provide an important
advantage in volatile markets.

We also believe that personal
investment planning can be successful
by following three simple rules.

Follow a regular monthly
investment plan.

Manage your investment
risk by diversifying among
the three Midas Funds.

Commit to a long term
investing approach.

MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)
Seeks capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.
Seeks capital appreciation by investing in any security type in any industry sector and in domestic and foreign companies of any size.
Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

December 31	2012ANNUAL REPORT

	CONTENTS
	LETTER TO OUR SHAREHOLDERS	1
	PORTFOLIO COMMENTARY
	Midas Fund	2
	Midas Magic	3
	Midas Perpetual Portfolio	4
	Performance Graphs/Total Returns	5
	Allocation of Portfolio Holdings	6
	About Your Fund’s Expenses	7
	FINANCIAL STATEMENTS
	Schedule of Portfolio Investments
	Midas Fund	8
	Midas Magic	10
	Midas Perpetual Portfolio	12
	Statements of Assets and Liabilities	15
	Statements of Operations	16
	Statements of Changes in Net Assets	17
	Statements of Cash Flows	18
	Notes to Financial Statements	19
	Financial Highlights	28
	Report of Independent Registered	30
	Public Accounting Firm
	SUPPLEMENTAL INFORMATION
	Board Approval of Agreements	31
	Trustees & Officers of the Funds	33
	Additional Information	35
	OPENING YOUR ACCOUNT
	New Account Application Instructions	38
	New Account Application	39

To Our Shareholders

Since 2008 and the crash in financial markets, investors have redeemed over $300 billion in equity funds, and have invested more than $1 trillion in bond funds, according to the investment Company Institute. Unfortunately for these investors, however, market returns have favored equities. Since 2009, equities have risen over 75% and bonds returns have been less than 27%, according to Morningstar1. Clearly, investors would have fared better in the period to have stayed the course, taken a long term view of their equity holdings, or at least diversified their investments more evenly and regularly between equity and bond funds.

Market Volatility, Financial Planning, And Discovering Opportunities

At Midas, we attempt to cope with market volatility by emphasizing quality investing. With quality holdings, we believe the Funds will be better positioned to ride out temporary market and economic reverses, and that can help keep the focus on the long term. Accordingly, Midas Magic concentrates its portfolio in some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks mining companies offering financial strength, expanding production profiles, increasing cash flow, and other features. Midas Perpetual Portfolio seeks to diversify its portfolio through investments in precious metals, stocks of large, solid companies, and Swiss bonds.

The three Midas Funds have been designed to offer our investors the opportunity to achieve diversification, as a result of their differing investment objectives and policies. Midas Magic seeks capital appreciation. Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income. Midas Perpetual Portfolio seeks to preserve and increase the purchasing power value of its shares. Interestingly, Midas Perpetual Portfolio seeks to regularly “re-balance” the diversification of its portfolio to increase its investment in currently out of favor but, hopefully, better value categories.

To stay the course and achieve regular investing, investors should consider the free Midas Bank Transfer Plan. With this Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account. Investing the same amount regularly, can reduce anxiety over investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

To Our Shareholders

Sign Up For E-Delivery

Midas shareholders can also sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other updates. Benefits of electronic delivery include getting all your Midas information more quickly and conveniently, securely storing your account documents on the site for up to four years where you can view or print them at any time, and reducing the risk of identity theft. To sign up, just follow these three simple steps: (1) go to www.midasfunds.com and log into “Account Access,” (2) after logging in, at the Portfolio Summary, click on an account number and then select “Account Detail” from the left side menu, and (3) click on “Electronic Document Delivery.”

Midas Shareholder Services

You are most cordially invited to read the following annual reports to shareholders of the Funds in the Midas Family to learn more about their investing results, risks, and rewards. We then suggest you formulate your own long term investing goals and take positive steps today to implement a plan to seek your goals. In this connection, we suggest you consider one or more of the Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, and SIMPLE IRAs. Midas also offers Health Savings Accounts as well as Education Savings Accounts. Forms for all of these plans may be found at www.MidasFunds.com. If you have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432).

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill
President

1  Returns on equities and bonds are measured by, respectively, the S&P 1500 Total Return Index and the Barclays Aggregate Bond Total Return Index. The indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Portfolio Commentary
MIDAS Fund

Midas Fund invests in gold, silver, platinum, and other natural resources companies in seeking its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income. We are pleased to submit this 2012 Annual report and to welcome new shareholders attracted to its investment objectives and policies who have invested in the Fund directly or through one of the many brokerage firms making the Fund available to its customers.

Market Review, Strategies, and Outlook

In our Semi-Annual report to shareholders, we suggested that slowing industrial growth, difficult credit conditions, and higher oil prices may result in an economic environment with a “stagfla-tionary” feel, meaning a combination of high unemployment (stagnation) while prices rise (inflation).  Employment has remained stubbornly high, but inflation retreated, and gold price movements were muted.  According to the U.S. Bureau of Labor Statistics, over 2012, the U.S. unemployment rate declined from 8.5% to 7.9%, but the inflation rate as measured by the Consumer Price Index fell from 3.0% at December 2011 to 1.7% by December 2012. For all of 2012, gold prices averaged about $1,667, with a high of $1,792 and a low of $1,531 (all prices based on the London pm fix).  Interestingly, gold’s muted volatility is reflected in part by noting that the high and low were 107% and 92% of the average price in 2012, as compared to 121% and 84% in 2011.

Mining stocks generally underperformed the metal and the Fund’s performance was a disappointing (27.45)% in 2012. Midas Fund’s strategy in the second half of the year has been to reduce its concentrated positions, manage leverage, and limit its exposure to smaller or exploring companies lacking access to capital markets. We believe our patient focus on quality and long term investing could be rewarded in the long term, and we expect better returns should the valuations of mining companies come back in balance with metal prices. Midas expects to continue emphasizing mining companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we believe to be strong companies at attractive valuations, we believe we can take a long term view to seek capital appreciation.

In our prior report, we also noted that resurging investor confidence could lead to lower gold prices and, with the deferral of “fiscal cliff” issues in Washington DC, gold prices have in fact declined to a recent low of $1,645.  Nevertheless, we believe in the attractions of gold and precious metal mining shares in view of the potential for intractable U.S. and European fiscal and monetary woes leading to political crises and currency devaluation. A decline in investor confidence and eroding trust in global financial systems and government policies could drive more investors to seek gold as an “alternative currency” to store value. Catalysts for the perception of gold as an attractive alternative to currencies, such as the U.S. dollar and the Euro, include unexpected banking insolvencies and inexplicably continuing government reliance on the very fiscal and monetary policies which led to the current economic malaise, including deficit spending, to counter faltering economies and high unemployment rates.  At Midas, we seek to monitor the risks inherent in the precious metals sector and position Midas Fund to benefit by seeking quality investments with the potential for capital appreciation.

TOP10 H OLDINGS
As of December 31, 2012
1	Alamos Gold Inc.
2	Eldorado Gold Corp. Ltd.
3	AngloGold Ashanti Ltd. ADR
4	Kinross Gold Corp.
5	Randgold Resources Ltd. ADR
6	Goldcorp Inc.
7	Centerra Gold Inc.
8	Newmont Mining Corp.
9	Newcrest Mining Ltd.
10	IAMGOLD Corp.
Top Ten Holdings comprise approximately 55% of total assets.

Portfolio Commentary
MIDAS Magic

We are pleased to submit this 2012 Annual Report for Midas Magic and to welcome our new shareholders. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage. We believe Midas Magic’s solid approach to quality companies makes it attractive for long term investing.

Economic Report and Outlook

The Federal Open Market Committee has interpreted 2012 U.S. economic data to suggest that economic activity and employment generally continued to expand at a moderate pace. Positive from the consumer perspective, generally over the course of the year, the unemployment rate declined and the housing sector has shown further signs of improvement.  Generally, consumer sentiment appears buoyant, and some surveys are suggesting that confidence is at its highest levels since the recession began. Reflecting this trend, consumer spending growth has exceeded disposable income growth over recent periods, and the saving rate has fallen. Showing more uncertainty, growth in business fixed investment has recently slowed. At the same time over the period, U.S. inflation has been muted.

In this uncertain investing environment, the Fund’s general investing discipline has been to seek to buy the securities of quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics.  Likewise, securities were typically sold by the Fund when their potential to meet the Fund’s investment objective was limited or exceeded by another potential investment or when an investment in an issuer no longer appeared to meet the Fund’s investment objective.  The use of a seasonal investing strategy, to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior, was limited.

During 2012, the Fund’s investment selection strategy was to invest in quality companies with unique combinations of strength in operations, products, and finances with growth or value characteristics. In the second half of the year, however, the Fund reduced its leverage and slightly de-concentrated its portfolio. At December 31, 2012, the Fund’s investment portfolio totaled approximately $14.2 million, reflecting the use of $0.8 million of leverage (as compared to $3.2 million at June 30, 2012), on net assets of $13.2 million. At December 31, 2012, the Fund’s top ten holdings comprised approximately 83% of total assets (as compared to 98% of total assets at June 30, 2012), including some of the largest and best known U.S. companies with global operations in finance, technology, insurance, and banking. These holdings and allocations are subject to change at any time. Over the full year of 2012, the Fund’s total return was 17.06%, including the reinvestment of dividends, compared to the S&P 500 Index return of 16.00%. Our current view of financial markets suggests that the Fund may benefit during 2013 from its flexible portfolio approach, investing opportunistically, and employing aggressive and speculative investment techniques as deemed appropriate.

TOP10 H OLDINGS
As of December 31, 2012
1	Berkshire Hathaway, Inc. Class B
2	MasterCard, Inc.
3	Google Inc.
4	Apple Inc.
5	Costco Wholesale Corp.
6	JPMorgan Chase & Co.
7	Johnson & Johnson
8	General Electric Company
9	International Business Machines Corporation
10	Franklin Resources, Inc.
Top Ten Holdings comprise approximately 83% of total assets.

Portfolio Commentary
MIDAS Perpetual Portfolio

We are delighted to welcome our new shareholders attracted by Midas Perpetual Portfolio’s objective of preserving and increasing the purchasing power value of its shares over the long term, as well as its track record of past performance, and its no charge shareholder services.  It is a pleasure as well to submit this 2012 Annual Report for the Fund.

Economic Report and Fund Strategies

The global economy disappointed in 2012. The Euro-zone recession has persisted and the pace of Chinese growth has remained subdued than expected. The World Bank estimates global GDP grew 2.3% in 2012, and currently expects growth to remain broadly unchanged at 2.4% in 2013, before gradually strengthening to 3.1% in 2014 and 3.3% in 2015. In a previous forecast, the World Bank forecasted global growth to remain strong from 2011 through 2013, strengthening from 3.2% in 2011 to a 3.6% pace in each of 2012 and 2013.

Our current outlook is for a gradual improvement in broad global economic data, and rising investor sentiment.  Concerns over Euro area financial stress, China’s growth slowdown, and the U.S. fiscal cliff seem to have diminished.  In this environment, equity valuations and yields appear attractive, although with larger investor interest in bonds this would be a contrarian view. More particularly, we would favor higher quality, global or international U.S. equities.  High yield, or “junk,” bonds have rallied strongly over the last year and now offer interest yields only marginally better than the dividend yields of the stocks of many investment grade companies. Nevertheless, we remain somewhat cautious due to a potentially negative market shock from disappointing news arising from the unresolved U.S. fiscal situation, potentially peaking corporate profits, a European sovereign default, or a sharply decelerating Chinese economy.

In view of this uncertain global environment, effective April 30, 2012, Midas Perpetual Portfolio shifted its core asset allocation strategy to preserve and increase the value of its overall portfolio by eliminating the “Dollar Asset” target allocation category, and reallocating to other targets, as follows.

Investment Category	Target Percentage
Gold	20%
Silver	10%
Swiss Franc Assets	20%
Hard Asset Securities	25%
Large Capitalization Growth Stocks	25%
Total	100%

TOP10 H OLDINGS
As of December 31, 2012
1	SPDR Gold Trust
2	Switzerland Government, 2.5% Notes, due 3/12/16
3	Switzerland Government, 3.0% Notes, due 1/8/18
4	Switzerland Government, 3.75% Notes, due 6/10/15
5	iShares Silver Trust
6	Silver Wheaton Corp.
7	Switzerland Government, 2.25% Notes, due 7/6/20
8	Comcast Corp.
9	Apple Inc.
10	AvalonBay Communities, Inc.
Top Ten Holdings comprise approximately 57% of total assets.

Pending investment, or for purposes of taking temporary defensive positions, the Fund may hold money market instruments and similar investments without limit and the Fund’s actual percentage of its total assets in a given category may vary substantially from the target percentage. Also, from time to time, the Fund may use leverage to increase its investment in large capitalization growth stocks. Accordingly, during 2012, the Fund invested in gold and silver (through ETFs and mining shares), Swiss franc denominated bonds of the federal government of Switzer-land, shares of real estate and natural resource companies, large capitalization growth stocks, and U.S. money market funds.

Contact Us for Information and Services

Since the Fund’s strategies reflect longer term wealth building goals, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Bank Transfer Plan. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you, a friend, or a relative.

Portfolio Commentary
PERFORMANCE GRAPHS/ Total Returns	(Unaudited)

Results of $10,000 Investment
January 1, 2003 Through December 31, 2012

The performance graphs show returns of an initial investment of $10,000 in Midas Fund, Midas Magic, and Midas Perpetual Portfolio from 1/1/03 to 12/31/12. Midas Fund is compared to the S&P 500 and the Morningstar Category of Equity Precious Metals funds, an index of 80 funds, 49 of which have been in existence since 12/31/02. Midas Magic is compared to the S&P 500 and the Russell 2000. Midas Perpetual Portfolio is compared to the S&P 500 and Lipper Mixed-Asset Target Allocation Moderate Index (“LMTAMI”). Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, a small company index, are unmanaged and fully invested in common stocks. The LMTAMI is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest. You cannot invest directly in an index.

Past performance is not predictive of future performance.

Prior to December 29, 2008, Midas Perpetual Portfolio (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities. On December 29, 2008, the Fund began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies. The performance included in the table and chart below for the periods commencing on or after January 1, 2003 reflects the Fund’s performance as a money market fund up to December 28, 2008 and thereafter as a fluctuating net asset value fund. The performance information shown also reflects the fees and expenses of the Fund as a money market fund.

Results of $10,000 Investment
January 1, 2003 Through December 31, 2012
	Value as of	% Aggregate	% Avg. Annual
	12/31/12	Total Return*†	Return*†
Midas Fund	$18,320	83.20%	6.24%
Midas Magic	$14,508	45.08%	3.79%
Midas Perpetual Portfolio	$15,643	56.43%	4.58%
Equity Precious Metals	$33,450	234.50%	12.83%
Russell 2000	$25,273	152.73%	9.72%
LMTAMI	$18,377	83.78%	6.27%
S&P 500	$19,852	98.52%	7.10%
Average Annual Total Return for the Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Midas Fund	(27.45)%	(13.15)%	6.24%
Midas Magic	17.06%	(0.42)%	3.79%
Midas Perpetual Portfolio	4.92%	7.24%	4.58%
* The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.
† For the 10 year period ended December 31, 2012.

Portfolio Commentary

ALLOCATION of Portfolio Holdings*

December 31, 2012
(Unaudited)

MIDAS FUND

- *Major Precious Metals Producers (37.06%)*
- *Intermediate Precious Metals Producers (32.13%)*
- *Junior Precious Metals Producers (19.61%)*
- *Exploration and Project Development Companies (14.40%)*
- *Other Natural Resources Companies (11.06%)*

MIDAS MAGIC

- *Fire, Marine & Casualty Insurance (22.01%)*
- *Services - Business Services (20.05%)*
- *Information Retrieval Services (9.64%)*
- *Electronic Computers (8.05%)*
- *National Commercial Banks (7.99%)*
- *Variety Stores (7.46%)*
- *Pharmaceutical Preparations (7.25%)*
- *Electronic & Other Electrical Equipment (5.71%)*
- *Computer & Office Equipment (3.62%)*
- *Petroleum Refining (3.33%)*
- *Soap, Detergents, Cleaning Preparations, Perfume, Cosmetics (2.84%)*
- *Investment Advice (1.90%)*
- *Surgical & Medical Instruments & Apparatus (1.77%)*
- *Wholesale - Drugs, Proprietaries & Druggists' Sundries (1.68%)*
- *Services - Computer Integrated Systems Designs (1.64%)*
- *Services - Computer Processing & Data Preparation (1.29%)*
- *Crude Petroleum & Natural Gas (1.26%)*

MIDAS PERPETUAL PORTFOLIO

- *Large Capitalization Growth Stocks (27.57%)*
- *Gold (21.80%)*
- *Hard Asset Securities (21.27%)*
- *Swiss Franc Assets (20.53%)*
- *Silver (9.58%)*

** Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations less than 1% are not shown.*

6 | Midas Annual Report 2012

Portfolio Commentary
ABOUT Your Fund's Expenses	(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

EXPENSE ANALYSIS TABLE
	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Annualized
	July 1, 2012	December 31, 2012	July 1-December 31, 2012(a)	Expense Ratio
Midas Fund
Actual	$1,000.00	$725.49	$12.75	2.94%
Hypothetical (b)	$1,000.00	$1,010.36	$14.86	2.94%
Midas Magic
Actual	$1,000.00	$1,170.63	$26.90	4.93%
Hypothetical (b)	$1,000.00	$1,000.35	$24.79	4.93%
Midas Perpetual Portfolio
Actual	$1,000.00	$1,049.18	$15.35	2.98%
Hypothetical (b)	$1,000.00	$1,010.16	$15.06	2.98%
(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 366, to reflect the one half year period.

(b) Assumes 5% total return before expenses.

Financial Statements
MIDAS Fund	Schedule of Portfolio Investments - December 31, 2012

Common Stocks (114.26%)
Shares		Cost	Value
Major Precious Metals Producers (37.06%)
100,000	AngloGold Ashanti Ltd. ADR (a)	$4,479,422	$3,137,000
40,000	Barrick Gold Corp.	1,354,592	1,400,400
75,000	Goldcorp Inc. (a)	3,717,008	2,752,500
319,369	Kinross Gold Corp. (a)	6,409,617	3,104,267
100,761	Newcrest Mining Ltd. (a)	2,220,698	2,320,241
50,000	Newmont Mining Corp. (a)	2,970,435	2,322,000
27,500	Rio Tinto PLC ADR	1,424,679	1,597,475
		22,576,451	16,633,883
Intermediate Precious Metals Producers (32.13%)
275,400	Centerra Gold Inc. (a)	2,833,774	2,575,046
250,000	Eldorado Gold Corp. Ltd. (a)	4,364,387	3,220,000
200,000	IAMGOLD Corp. (a)	3,671,460	2,294,000
175,000	Osisko Mining Corp.	1,363,659	1,406,046
30,000	Randgold Resources Ltd. ADR (a)	2,403,978	2,977,500
1,145,001	Resolute Mining Ltd. (a)	1,438,257	1,949,525
		16,075,515	14,422,117
Junior Precious Metals Producers (19.61%)
200,000	Alamos Gold Inc. (a)	2,506,500	3,505,072
135,000	Aurizon Mines Ltd. (a) (b)	797,837	469,800
1,500,000	Avocet Mining PLC (a)	2,754,016	1,706,762
600,000	CGA Mining Ltd. (a) (b)	895,814	1,584,815
300,000	Silvercorp Metals, Inc. (a)	1,941,192	1,536,000
		8,895,359	8,802,449
Exploration and Project Development Companies (14.40%)
85,000	Detour Gold Corp. (a) (b)	1,266,311	2,127,348
188,495	Ivanplats Ltd. (b) (c)	0	757,236
500,000	Northern Dynasty Minerals Ltd. (a) (b)	6,315,718	1,580,000
1,500,000	Platinum Group Metals Ltd. (a) (b)	3,159,430	1,224,000
1,000,000	Romarco Minerals Inc. (a) (b)	1,998,208	773,325
		12,739,667	6,461,909
Other Natural Resources Companies (11.06%)
19,000	BHP Billiton Ltd.	1,377,120	1,490,360
50,000	Freeport-McMoRan Copper & Gold Inc.	1,617,565	1,710,000
175,000	HudBay Minerals Inc. (a)	2,861,250	1,762,250
		5,855,935	4,962,610

Total common stocks		66,142,927	51,282,968

See notes to financial statements.

Financial Statements
MIDAS Fund	Schedule of Portfolio Investments
continued

Shares		Cost	Value
Warrants (0%) (b)
Units
7,150	Kinross Gold Corp., expiring 9/17/14 (d)	$-	$2,118
Money Market Fund (0%)
3	SSgA Money Market Fund, 7 day annualized yield 0.01%	3	3
Securities held as Collateral on Loaned Securities (0%)
693	State Street Navigator Securities Lending Prime Portfolio	693	693
Total investments (114.26%)	$66,143,623	51,285,782

Liabilities in excess of other assets (-14.26%)		(6,402,123)

Net assets (100.00%)		$44,883,659

(a) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2012, the value of securities pledged as collateral was $42,924,884.

(b) Non-income producing.

(c) Illiquid and/or restricted security that has been fair valued. As of December 31, 2012, the value of these securities was $757,236 or 1.69% of net assets.

(d) All or a portion of this security was on loan.

ADR means “American Depositary Receipt.”

See notes to financial statements.

Financial Statements
MIDAS Magic	Schedule of Portfolio Investments - December 31, 2012

Common Stocks (107.49%)
Shares		Cost	Value
Computer & Office Equipment (3.62%)
2,500	International Business Machines Corporation (a)	$511,591	$478,875
Crude Petroleum & Natural Gas (1.26%)
10,000	Chesapeake Energy Corp.	176,175	166,200
Electronic Computers (8.05%)
2,000	Apple Inc. (a)	381,900	1,066,060
Electronic & Other Electrical Equipment (5.71%)
36,000	General Electric Company (a)	435,510	755,640
Fire, Marine & Casualty Insurance (22.01%)
32,500	Berkshire Hathaway, Inc. Class B (a) (b)	1,096,898	2,915,250
Information Retrieval Services (9.64%)
1,800	Google, Inc. (a) (b)	685,024	1,276,866
Investment Advice (1.90%)
2,000	Franklin Resources, Inc.	229,562	251,400
National Commercial Banks (7.99%)
19,400	JP Morgan Chase & Co. (a)	691,858	853,018
6,000	Wells Fargo & Company	206,324	205,080
		898,182	1,058,098
Petroleum Refining (3.33%)
2,000	Chevron Corp.	223,439	216,280
2,600	Exxon Mobil Corp.	228,219	225,030
		451,658	441,310
Pharmaceutical Preparations (7.25%)
4,000	AstraZeneca PLC	192,390	189,080
11,000	Johnson & Johnson (a)	669,169	771,100
		861,559	960,180

See notes to financial statements.

Financial Statements
MIDAS Magic	Schedule of Portfolio Investments
continued

Common Stocks ( 107.49%)
Shares		Cost	Value
Services - Business Services (20.05%)
3,000	Accenture plc	$184,642	$199,500
5,000	MasterCard, Inc. (a)	468,588	2,456,400
		653,230	2,655,900
Services - Computer Integrated Systems Designs (1.64%)
2,800	Cerner Corp. (b)	205,625	217,392
Services - Computer Processing & Data Preparation (1.29%)
3,000	Automatic Data Processing, Inc.	170,990	171,030
Soap, Detergents, Cleaning Preparations, Perfume, Cosmetics (2.84%)
3,000	Church & Dwight Co., Inc.	169,642	160,710
3,000	Ecolab Inc.	194,123	215,700
		363,765	376,410
Surgical & Medical Instruments & Apparatus (1.77%)
3,000	Becton, Dickinson and Company (a)	210,947	234,570
Variety Stores (7.46%)
10,000	Costco Wholesale Corp. (a)	692,696	987,700
Wholesale - Drugs, Proprietaries & Druggists’ Sundries (1.68%)
2,300	McKesson Corp.	202,877	223,008
Total common stocks		8,228,189	14,235,889
MONEY MARKET FUND (0.02%)
2,959	SSgA Money Market Fund, 7 day annualized yield 0.01%	2,959	2,959

Total investments (107.51%)	$8,231,148	14,238,848

Liabilities in excess of other assets (-7.51%)		(994,180)

Net assets (100.00%)		$13,244,668

(a)  All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2012, the value of securities pledged as collateral was $11,795,479.

(b)  Non-income producing.

Financial Statements
MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - December 31, 2012

Shares		Cost	Value
Gold (21.80%)
3,700	Newmont Mining Corp.	$224,766	$171,828
18,471	SPDR Gold Trust (a)	1,821,139	2,992,487
		2,045,905	3,164,315
Silver (9.58%)
24,643	iShares Silver Trust (a)	302,396	723,272
18,500	Silver Wheaton Corp.	669,176	667,480
		971,572	1,390,752
Swiss Franc Assets (20.53%) (b)
610,000	Switzerland Government 3.75% Notes due 6/10/15	723,346	732,413
907,000	Switzerland Government 2.50% Notes, due 3/12/16	942,343	1,074,665
585,000	Switzerland Government 3% Notes, due 1/08/18	726,148	733,562
350,000	Switzerland Government 2.25% Notes, due 7/06/20	475,528	439,423
		2,867,365	2,980,063
Hard Asset Securities (21.27%)
Agricultural Chemicals (1.49%)
2,678	Syngenta AG	170,440	216,382
Crude Petroleum & Natural Gas (4.43%)
750	CNOOC Limited	145,128	165,000
2,717	Contango Oil & Gas Company	157,155	115,092
1,600	EOG Resources, Inc.	151,590	193,264
1,182	PetroChina Company Limited	141,065	169,948
		594,938	643,304
Metal Mining (5.37%)
11,000	Anglo American PLC ADR	205,453	171,710
1,800	BHP Billiton Ltd.	147,390	141,192
10,000	First Quantum Minerals Ltd.	215,450	220,046
2,249	Rio Tinto Ltd.	159,432	130,644
5,500	Vale S.A.	147,761	115,280
		875,486	778,872
Mining & Quarrying of Nonmetallic Minerals (1.07%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	154,921	155,282
Miscellaneous Metal Ores (0.53%)
3,898	Cameco Corp.	155,237	76,869
Petroleum Refining (1.24%)
2,079	Exxon Mobil Corp.	161,883	179,937
Railroads, Line - Haul Operating (1.32%)
2,100	Canadian National Railway Company	150,279	191,121

See notes to financial statements.

Financial Statements
MIDAS Perpetual Portfolio	Schedule of Portfolio Investments
continued

Shares		Cost	Value
Real Estate Investment Trusts (4.77%)
2,250	AvalonBay Communities, Inc. (c)	$301,652	$305,078
3,330	Health Care REIT, Inc.	136,636	204,096
2,825	PS Business Parks, Inc.	165,852	183,569
		604,140	692,743
Steel Works, Blast Furnaces & Rolling Mills (1.05%)
3,519	Nucor Corp.	160,522	151,950
Total hard asset securities		3,027,846	3,086,460
Large Capitalization Growth Stocks (27.57%)
Beverages (1.94%)
6,692	Companhia De Bebidas Das Americas-AMBEV	196,126	280,997
Cable and Other Pay Television Services (2.83%)
11,000	Comcast Corp.	221,855	411,180
Cigarettes (1.38%)
2,400	Philip Morris International Inc.	163,238	200,736
Communications Equipment (1.27%)
9,422	Cisco Systems, Inc.	172,573	185,142
Computer & Office Equipment (1.58%)
1,200	International Business Machines Corporation	227,554	229,860
Electronic Computers (2.11%)
575	Apple Inc. (c)	214,352	306,492
Hospital and Medical Service Plans (1.31%)
3,500	UnitedHealth Group Inc.	157,271	189,840
Life Insurance (1.09%)
3,180	China Life Insurance Company Ltd. ADR	191,727	158,014
National Commercial Banks (1.45%)
6,140	Wells Fargo & Company	196,956	209,865
Pharmaceutical Preparations (1.31%)
3,000	Novartis AG	167,147	189,900
Retail-Variety Stores (1.55%)
3,300	Wal-Mart Stores, Inc.	226,239	225,159
Security Brokers, Dealers & Flotation Companies (1.67%)
1,900	The Goldman Sachs Group, Inc. (c)	225,829	242,364

See notes to financial statements.

Financial Statements
MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - December 31, 2012
concluded

Shares		Cost	Value
Services-Business Services, NEC (1.61%)
475	MasterCard Inc.	$225,462	$233,358
Services-Prepackaged Software (2.67%)
6,994	Microsoft Corp.	181,291	186,950
6,000	Oracle Corp.	165,038	199,920
		346,329	386,870
State Commercial Banks (2.21%)
9,672	Banco Bradesco S.A.	196,953	168,003
9,300	Itau Unibanco Holding S.A.	160,941	153,078
		357,894	321,081
Telephone Communications (1.59%)
3,935	China Mobile Ltd. ADR	199,078	231,063
Total large capitalization growth stocks		3,489,630	4,001,921
Money Market Fund (0%)
88	SSgA Money Market Fund, 7 day annualized yield 0.01%	88	88
Total investments (100.75%)	$12,402,406	14,623,599
Liabilities in excess of other assets (-0.75%)		(108,307)
Net assets (100.00%)		$14,515,292

(a) Non-income producing.

(b) Principal amount denominated in Swiss francs.

(c) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2012, the value of securities pledged as collateral was $853,934.

ADR means “American Depositary Receipt."

See notes to financial statements.

Financial Statements
STATEMENTS of Assets and Liabilities

December 31, 2012	MIDAS	MIDAS	MIDAS
	Fund	Magic	Perpetual Portfolio
Assets
Investments, at cost	$66,143,623	$8,231,148	$12,402,406

Investments, at value (including $205, $ -, and $-
for securities loaned, respectively)	$51,285,782	$14,238,848	$14,623,599
Receivables
Dividends	27,654	8,605	14,547
Fund shares sold	14,390	150	1,891
Interest	-	-	36,940
Foreign withholding taxes reclaimed	-	-	48,768
Other assets	33,353	8,744	9,431
Total assets	51,361,179	14,256,347	14,735,176

Liabilities
Bank credit facility borrowing	6,190,734	816,007	73,801
Payables
Accrued expenses	192,571	125,390	136,906
Fund shares redeemed	36,859	43,839	359
Investment management fees	34,139	9,948	-
Administrative services	12,156	4,905	5,737
Distribution fees	10,368	11,590	3,081
Collateral on securities loaned, at value	693	-	-
Total liabilities	6,477,520	1,011,679	219,884

Net assets	$44,883,659	$13,244,668	$14,515,292

Shares outstanding, $0.01 par value	17,350,477	707,203	11,354,327
Net asset value, offering, and redemption price per share	$2.59	$18.73	$1.28
Net assets consist of
Paid in capital	$86,478,665	$7,143,306	$12,397,160
Accumulated undistributed net investment loss	(1,859,608)	-	-
Accumulated net realized gain (loss)	(24,877,543)	93,662	(104,527)
Net unrealized appreciation (depreciation) on
investments and foreign currencies	(14,857,855)	6,007,700	2,222,659
	$44,883,659	$13,244,668	$14,515,292

See notes to financial statements.

Financial Statements
STATEMENTS of Operations

For the Year Ended December 31, 2012	MIDAS	MIDAS	MIDAS
	Fund	Magic	Perpetual Portfolio
Investment income
Dividends	$906,072	$223,035	$155,435
Income from securities loaned	13,804	447	2,175
Foreign tax withholding	(100,481)	(625)	(5,879)
Interest	-	-	16,336

Total investment income	819,395	222,857	168,067

Expenses
Investment management	563,164	123,896	79,070
Transfer agent	243,650	58,695	42,045
Legal	221,162	90,449	111,131
Shareholder communications	149,922	88,030	74,442
Distribution	140,791	127,311	39,535
Administrative services	91,100	25,650	29,800
Interest and fees on bank credit facility	55,145	21,396	3
Trustees	41,164	11,944	9,897
Registration	40,910	29,296	32,292
Bookkeeping and pricing	39,125	23,140	25,280
Auditing	27,450	21,960	19,930
Insurance	25,432	2,080	5,172
Other	16,904	3,741	2,867

Total expenses	1,655,919	627,588	471,464
Less contractual investment management fee waiver	-	-	(79,070)

Net expenses	1,655,919	627,588	392,394
Net investment loss	(836,524)	(404,731)	(224,327)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(10,917,765)	3,212,530	(122,677)
Foreign currencies	(56,021)	318	6,807
Unrealized appreciation (depreciation) on
Investments	(6,997,981)	(821,899)	1,074,543
Translation of assets and liabilities in foreign currencies	(37)	(34)	411

Net realized and unrealized gain (loss)	(17,971,804)	2,390,915	959,084

Net increase (decrease) in net assets resulting
from operations	$(18,808,328)	$1,986,184	$734,757

See notes to financial statements.

Financial Statements
STATEMENTS of Changes in Net Assets

For the Years Ended December 31, 2012 and 2011	MIDAS Fund		MIDAS Magic		MIDAS Perpetual Portfolio
	2012	2011	2012	2011	2012	2011
Operations
Net investment loss	$(836,524)	$(1,342,382)	$(404,731)	(358,058)	$(224,327)	(75,631)
Net realized gain (loss)	(10,973,786)	697,583	3,212,848	(552,803)	(115,870)	959,113
Unrealized appreciation (depreciation)	(6,998,018)	(43,849,709)	(821,933)	1,922,015	1,074,954	(869,672)
Net increase (decrease) in net assets
resulting from operations	(18,808,328)	(44,494,508)	1,986,184	1,011,154	734,757	13,810
Distributions to shareholders
Ordinary income	-	(1,287,150)	-	-	-	(102,869)
Net realized gains	-	-	-	-	-	(942,091)
Total distributions	-	(1,287,150)	-	-	-	(1,044,960)
Capital share transactions
Change in net assets resulting from
capital share transactions (a)	(9,294,000)	(20,897,338)	(510,499)	(1,483,279)	(1,679,147)	5,863,978
Redemption fees	13,110	8,190	995	530	1,008	6,335
Increase (decrease) in net assets resulting
from capital share transactions	(9,280,890)	(20,889,148)	(509,504)	(1,482,749)	(1,678,139)	5,870,313
Total change in net assets	(28,089,218)	(66,670,806)	1,476,680	(471,595)	(943,382)	4,839,163
Net assets
Beginning of period	72,972,877	139,643,683	11,767,988	12,239,583	15,458,674	10,619,511
End of period (b)	$44,883,659	$72,972,877	$13,244,668	$11,767,988	$14,515,292	$15,458,674
(a) Capital share transactions were as follows:
Value
Shares sold	$5,939,238	$15,210,763	$1,060,123	869,429	$2,517,942	$17,781,674
Shares issued in reinvestment of distributions	-	1,187,301	-	-	-	1,008,096
Shares redeemed	(15,233,238)	(37,295,402)	(1,570,622)	(2,352,708)	(4,197,089)	(12,925,792)
Net increase (decrease)	$(9,294,000)	$(20,897,338)	$(510,499)	$(1,483,279)	$(1,679,147)	$5,863,978
Number
Shares sold	2,030,808	3,132,591	60,346	57,906	1,974,070	13,518,556
Shares issued in reinvestment of distributions	-	264,432	-	-	-	818,253
Shares redeemed	(5,115,432)	(7,666,918)	(88,438)	(153,274)	(3,320,063)	(9,828,051)
Net increase (decrease)	(3,084,624)	(4,269,895)	(28,092)	(95,368)	(1,345,993)	4,508,758
(b) End of period net assets include
undistributed net investment loss	$(1,859,608)	$(2,765,326)	$-	-	$-	$(3)

See notes to financial statements.

Financial Statements
STATEMENTS of Cash Flows

For the Year Ended December 31, 2012	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Cash flows from operating activities
Net (decrease) increase in net assets resulting from operations	$(18,808,328)	$1,986,184	$734,757
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	14,859,101	5,437,071	56,919
Purchase of long term investments	(7,137,615)	(2,895,599)	(3,328,117)
Unrealized depreciation (appreciation) of investments and foreign currencies	6,998,018	821,933	(1,074,954)
Net realized loss (gain) on sales of investments and foreign currencies	10,973,786	(3,212,848)	115,870
Net (purchases) sales of short term investments	(56,023)	(2,641)	5,023,713
Amortization of premium of investment securities	-	-	19,172
Decrease in collateral for securities loaned	9,735,507	3,382,643	3,160,643
Increase in dividends receivable	(181)	(1,016)	(4,247)
Decrease in receivable for investments sold	12,441	-	-
Decrease in securities lending income receivable	3,604	287	795
Increase in interest receivable	-	-	(23,328)
Increase in foreign withholding taxes reclaimed	-	-	(11,061)
Decrease (increase) other assets	10,592	(2,077)	(139)
Decrease in payable upon return of securities loaned	(9,735,507)	(3,382,643)	(3,160,643)
(Decrease) increase in accrued expenses	(20,889)	58,536	79,680
(Decrease) increase in investment management fees payable	(28,028)	833	-
(Decrease) increase in distribution fees payable	(7,007)	1,680	(210)
(Decrease) increase in administrative services payable	(8,871)	3,242	1,826
Net cash provided by operating activities	6,790,600	2,195,585	1,590,676
Cash flows from financing activities
Net shares redeemed	(9,272,935)	(468,707)	(1,664,477)
Bank credit facility borrowing (repayment)	2,482,335	(1,726,878)	73,801
Net cash used in financing activities	(6,790,600)	(2,195,585)	(1,590,676)
Net change in cash	-	-	-
Cash
Beginning of period	-	-	-
End of period	-	-	$-
Supplemental disclosure of cash flow information
Cash paid for interest and fees on bank line of credit	$65,096	$27,126	$1

See notes to financial statements.

Financial Statements
NOTES to Financial Statements	December 31, 2012

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing aggressively in any security type in any industry sector and in domestic and foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing a fixed target percentage of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager.

The Funds formerly were three Maryland corporations called Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. Immediately after the close of business on October 12, 2012, the Funds reorganized into the Trust. As a result of the reorganization, shareholders of each Maryland corporation acquired shares of the corresponding series of the Trust equal in number and in value to the shares of the respective Maryland corporation they held at the time of the reorganization. References to a Fund in this report refer to the Maryland corporation prior to the reorganization and the series of the Trust afterwards.

Each Fund currently offers one class of shares. Each class has identical rights and privileges, except with respect to voting rights on matters affecting a single class of shares.

The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Other debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in each Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by each Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in each Fund’s total returns.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Financial Statements
NOTES to Financial Statements	continued

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – Midas Fund and Midas Magic each may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as a practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager and an internally managed investment company with substantially similar officers and trustees (collectively, the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for all open tax years (2009 - 2011) or expected to be taken in the Funds’ 2012 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial Statements
NOTES to Financial Statements	continued

Recent Accounting Standards Update – In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 is expected to require the Funds to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Funds are evaluating ASU 2011-11 and the impact it may have to its financial statement disclosures.

2  FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement effective October 12, 2012. With respect to Midas Fund, under the current and prior investment management agreements of the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, under the current and prior investment management agreements of the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, under the current and prior investment management agreements of the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

The Investment Manager contractually agreed with Midas Perpetual Portfolio to waive its fee for the period from January 1, 2012 to April 30, 2013. The fee waiver agreement may only be amended or terminated with the approval of the Trust’s Board of Trustees.

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plans, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $50,508, $1,219, and $5,554, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2012.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the current and prior investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the year ended December 31, 2012, the Funds incurred administrative services expenses as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Compliance	$65,240	$18,810	$21,080
Accounting	25,860	6,840	8,720
Total	$91,100	$25,650	$29,800

3  DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The Funds paid no distributions to shareholders during the year ended December 31, 2012. During the year ended December 31, 2011, Midas Fund paid a distribution of $1,287,150 comprised of ordinary income and Midas Perpetual Portfolio paid a distribution of $1,044,960 comprised of $102,869 of ordinary income and $942,091 of long term capital gains.

Financial Statements
NOTES to Financial Statements	continued

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Accumulated net realized loss on investments	$(24,789,867)	$-	$-
Undistributed capital gains	-	93,662	18,897
Net unrealized appreciation (depreciation)	(16,717,484)	6,007,700	2,222,659
Post-October losses	(87,655)	-	(123,424)
Total	$(41,595,006)	$6,101,362	$2,118,132

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to Passive Foreign Investment Company (“PFIC”) mark to market adjustments. As of December 31, 2012, the Funds recorded the following financial reporting adjustments to the identified accounts to reflect those differences.

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Decrease in accumulated undistributed net
investment loss	$1,742,242	$404,731	$224,330
(Increase) decrease in accumulated net realized
gain (loss) on investments	$56,021	$(318)	$11,343
Decrease in paid in capital	$(1,798,263)	$(404,413)	$(235,673)

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carry over actually available for a Fund to utilize based on the results of future transactions.

At December 31, 2012, Midas Fund had net a capital loss carryover of $24,789,867 of which $13,476,362 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

4  VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 -  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 -  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

Financial Statements
NOTES to Financial Statements	continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, at the most recent last sale or closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Common stocks	$50,525,732	$757,236	$-	$51,282,968
Warrants	2,118	-	-	2,118
Money market fund	3	-	-	3
Securities held as collateral on loaned securities	693	-	-	693
Total investments, at value	$50,528,546	$757,236	$-	$51,285,782

MIDAS MAGIC	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Common stocks	$14,235,889	$-	$-	$14,235,889
Money market fund	2,959	-	-	2,959
Total investments, at value	$14,238,848	$-	$-	$14,238,848

Financial Statements
NOTES to Financial Statements	continued

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Gold	$3,164,315	$-	$-	$3,164,315
Silver	1,390,752	-	-	1,390,752
Swiss franc assets	-	2,980,063	-	2,980,063
Hard asset securities	3,086,460	-	-	3,086,460
Large capitalization growth stocks	4,001,921	-	-	4,001,921
Money market fund	88	-	-	88
Total investments, at value	$11,643,536	$2,980,063	$-	$14,623,599

There were no securities that transferred from level 1 at December 31, 2011 to level 2 at December 31, 2012 for any of the Funds. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

The following is a reconciliation of assets for which significant unobservable inputs were used to determine fair value:

MIDAS FUND	Common Stocks
Balance at December 31, 2011	$113,097
Net realized gain (loss)	-
Unrealized appreciation (depreciation)	-
Net purchases (sales)	-
Transfers in to level 3	-
Transfers out of level 3	(113,097)
Balance at December 31, 2012	$-

There were no level 3 assets held as of December 31, 2012.

5  INVESTMENT TRANSACTIONS At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are summarized as follows:

	Federal Income Tax Cost	Gross Unrealized		Net Unrealized
		Appreciation	(Depreciation)	Appreciation (Depreciation)
Midas Fund	$68,003,252	$ 3,099,354	$(19,816,824)	$(16,717,470)
Midas Magic	$8,231,148	$ 6,074,225	$(66,525)	$6,007,700
Midas Perpetual Portfolio	$12,402,406	$ 2,613,751	$(392,558)	$2,221,193

Financial Statements
NOTES to Financial Statements	continued

Purchases and proceeds from sales of investment securities, excluding short term securities, for the year ended December 31, 2012 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Purchases	$7,137,615	$ 2,895,599	$3,328,117
Proceeds	$14,859,101	$ 5,437,071	$56,919

6  ILLIQUID AND RESTRICTED SECURITIES Midas Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at December 31, 2012 were as follows:

	Acquisition Date	Cost	Value
Ivanplats Ltd.	4/30/97	$0	$757,236
Percent of net assets		0.0%	1.69%

7  BORROWING AND SECURITIES LENDING Effective March 29, 2012, Midas Fund entered into a Committed Facility Agreement (“CFA”) and a Lending Agreement with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $20,000,000 and up to $25,000,000 with the consent of BNP, respectively. Midas Magic and Midas Perpetual Portfolio have each entered into a Lending Agreement with BNP pursuant to which BNP may make loans to each such Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and each Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed. The undrawn balance under the CFA is subject to a charge of 1 month LIBOR plus 0.50%.

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated to, to the extent commercially possible, return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. There were no Lent Securities as of December 31, 2012 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

Financial Statements
NOTES to Financial Statements	continued

Prior to March 29, 2012, the Funds (except Midas Perpetual Portfolio) and the other Funds in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000. The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum. In addition, the Funds also had an uncommitted secured redemption facility with a bank with an aggregate amount available of $30,000,000. The borrowing of each Borrower was collateralized by the underlying investments of such Borrower. This facility carried no legal obligation on the part of the bank to lend any amount of money to the Funds at any time and there was no commitment fee under this facility. The bank made revolving loans to a Borrower that did not exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $30,000,000, the maximum amount permitted pursuant to the Borrower’s investment policies, or as permitted under the Act. All loans under this facility were available at the higher of LIBOR and overnight Federal funds rates, each as in effect from time to time, plus 1.25% per annum.

The outstanding loan balance and the value of eligible collateral investments at December 31, 2012, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA and the bank credit facilities combined for the year ended December 31, 2012 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Outstanding balance	$6,190,734	$816,007	$73,801
Value of eligible collateral	$42,924,884	$11,795,479	$853,934
Average daily amount outstanding	$4,328,942	$2,014,966	$622
Maximum outstanding during the year	$8,297,237	$3,282,446	$73,801
Weighted average interest rate	1.23%	1.15%	1.06%

8  SECURITIES LENDING Under an agreement with the Funds’ custodian, the Funds may lend their securities to qualified financial institutions. The Funds receive compensation in the form of fees, or retain a portion of the returns on the investment of any cash received as collateral. The Funds receive as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is to be delivered to the Funds on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Funds. The Funds have the right under the lending agreement to recover the loaned securities from the borrower on demand. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default.

The value of loaned securities and related collateral outstanding as of December 31, 2012 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Value of securities loaned	$205	$-	$-
Value of related collateral	$693	$-	$-

Financial Statements
NOTES to Financial Statements	continued

9  PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk. As of December 31, 2012, Midas Magic held approximately 22% and 19% of its net assets in Berkshire Hathaway, Inc. and MasterCard Inc., respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

10  FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

11  CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

12  SUBSEQUENT EVENTS The Funds have evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

Financial Statements
FINANCIAL Highlights

MIDAS FUND	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$3.57	$5.65	$3.82	$2.11	$5.64
Income (loss) from investment operations:
Net investment loss (1)	(0.04)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.94)	(1.96)	1.90	1.80	(3.36)
Total from investment operations	(0.98)	(2.02)	1.83	1.75	(3.42)
Less distributions:
Net investment income	-	(0.06)	-	(0.04)	(0.11)
Net asset value, end of period *	$2.59	$3.57	$5.65	$3.82	$2.11
Total Return	(27.45)%	(35.97)%	47.91%	83.88%	(60.89)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$44,884	$72,973	$139,644	$116,311	$77,502
Ratio of total expenses to average net assets	2.94%	2.31%	2.29%	2.39%	2.37%
Ratio of total expenses excluding loan interest and
fees to average net assets	2.85%	2.16%	2.14%	2.29%	2.02%
Ratio of net investment loss to average net assets	(1.49)%	(1.30)%	(1.58)%	(1.67)%	(1.42)%
Portfolio turnover rate	12%	44%	63%	82%	129%
(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.

MIDAS MAGIC		For the Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$16.00	$14.73	$13.94	$10.36	$19.13
Income (loss) from investment operations:
Net investment loss (1)	(0.57)	(0.48)	(0.48)	(0.37)	(0.43)
Net realized and unrealized gain (loss) on investments	3.30	1.75	1.27	3.95	(8.34)
Total from investment operations	2.73	1.27	0.79	3.58	(8.77)
Net asset value, end of period *	$18.73	$16.00	$14.73	$13.94	$10.36
Total Return	17.06%	8.62%	5.67%	34.56%	(45.84)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$13,245	$11,768	$12,240	$11,582	$8,911
Ratio of total expenses to average net assets	4.93%	4.16%	4.22%	4.46%	3.89%
Ratio of total expenses excluding loan interest and
fees to average net assets	4.76%	3.83%	3.84%	4.11%	3.32%
Ratio of net investment loss to average net assets	(3.18)%	(3.17)%	(3.39)%	(3.23)%	(2.71)%
Portfolio turnover rate	20%	4%	0%	9%	13%
(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.

Financial Statements
FINANCIAL Highlights

MIDAS PERPETUAL PORTFOLIO	For the Year Ended December 31,
	2012	2011	2010	2009	2008(1)
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.22	$1.30	$1.15	$1.00	$1.000
Income (loss) from investment operations:
Net investment income (loss) (2)	(0.02)	(0.01)	(0.01)	(0.01)	0.012
Net realized and unrealized gain on investments	0.08	0.02	0.16	0.18	-
Total from investment operations	0.06	0.01	0.15	0.17	-
Less distributions:
Net investment income	-	(0.01)	-	-	(0.012)
Realized gains	-	(0.08)	-	(0.02)	-
Total distributions	-	(0.09)	-	(0.02)	(0.012)
Net asset value, end of period *	$1.28	$1.22	$1.30	$1.15	$1.000
Total Return (3)	4.92%	0.96%	13.04%	17.03%	1.22%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,515	$15,459	$10,620	$8,311	$7,191
Ratio of total expenses to average net assets (4)	2.98%	1.85%	2.51%	2.98%	1.77%
Ratio of net expenses to average net assets (3) (5)	2.48%	1.35%	1.93%	2.23%	1.21%
Ratio of net expenses excluding loan interest and
fees to average net assets	2.48%	1.35%	1.90%	2.22%	-
Ratio of net investment income (loss) to average net assets (3)	(1.42)%	(0.45)%	(1.03)%	(1.29)%	1.22%
Portfolio turnover rate	0%	44%	4%	24%	0%

(1) These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, from Midas Dollar Reserves, ceased operating as a money market fund, and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.

(2) Average shares outstanding during the period are used to calculate per share data.
(3) Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively, and by the Investment Manager and Distributor by 0.58%, and 0.75% for the years ended December 31, 2010 and 2009, respectively. Fees voluntarily waived by the Investment Manager and Distributor reduced the ratio of net expenses to average net assets by 0.24% for the year ended December 31, 2008. In addition, the Investment Manager voluntarily reimbursed the Fund for certain operating expenses which further reduced the ratio of net expenses to average net assets by 0.32%, for the year ended December 31, 2008. The impact of the fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income (loss) to average net assets.

(4) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.
(5) “Net expenses” are the expenses of the Fund as presented in the Statement of Operations after fee waivers.
* Redemption fees from capital share transactions were less than $0.005 per share.

Financial Statements
REPORT of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MIDAS SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Midas Series Trust, comprising Midas Fund, Midas Magic, and Midas Perpetual Portfolio as of December 31, 2012, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of Midas Series Trust as of December 31, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2013

Supplemental Information
BOARD APPROVAL of Agreements	(Unaudited)

Basis for Approval of New Management Agreements
At a joint meeting held on September 12, 2012 and adjourned to October 1, 2012, shareholders of each Fund approved a new investment management agreement (together, the “New Management Agreements”) with the Investment Manager.  Each Fund previously operated under an investment management agreement with the Investment Manager that had been approved at an in-person meeting of the Boards on March 6, 2012 (together, the “Prior Management Agreements”).  On May 15, 2012, the Prior Management Agreements were deemed to have been assigned following the passing of Basset S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winmill & Co. Incorporated (“Winco”), the parent company of the Investment Manager. In connection with his death, Mr. Win-mill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to the Winmill Family Trust. The Win-mill Family Trust owns all of the voting stock of Winco. Pursuant to the trust agreement governing the Winmill Family Trust, Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated individual trustees of the Winmill Family Trust with sole authority to vote the voting stock on behalf of the Winmill Family Trust.

The Transfer was treated as constituting a “change in control” of the Investment Manager under the Act and thus resulted in the assignment and termination of Prior Management Agreements. To avoid interruption of management services to the Funds, at an in-person meeting held on May 25, 2012, the Boards, including a majority of the Independent Trustees, approved interim investment management agreements for each Fund with the Investment Manager (the “Interim Management Agreements”).  The Interim Management Agreements were identical to the Prior Management Agreements, except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Interim Management Agreements allowed the Investment Manager to continue performing investment management services for each Fund for a maximum of 150 days following termination of the Prior Management Agreements.  The Funds paid the same fees under the Interim Management Agreements as they paid under the Prior Management Agreements. The Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  At joint in-person meetings of the Boards held on June 13, 2012 and August 2, 2012, the Boards, including all of the Independent Trustees, unanimously approved a New Management Agreement for each Fund and unanimously determined to recommend that shareholders approve the New Management Agreements for the Fund or Funds in which they hold shares.

Consideration of the New Management Agreements occurred soon after the Board’s annual consideration of whether to renew the Prior Management Agreements, carried out at their March 6, 2012 meeting pursuant to Section 15(c) of the Act. In that process, the Boards, following careful review of materials submitted by management of the Investment Manager and a report from an independent data service, unanimously determined that the Prior Management Agreement for each Fund was fair and reasonable and that its renewal would be in the best interests of each Fund. Accordingly, in considering the New Management Agreements, the Boards took into account the fact that the terms of the New Management Agreements are substantially similar to the Prior Management Agreements except for their effective dates and the addition of certain provisions that will standardize terms and language across all funds in the Fund Complex.

In evaluating the proposed New Management Agreements, the Boards noted that they had generally been satisfied with the nature, extent and quality of the services provided to each Fund by the Investment Manager. The Boards considered the nature, extent, and quality of the services expected to be provided by the Investment Manager in light of the passing of Bassett Winmill and the Transfer. In so doing, the Boards considered the Investment Manager’s management capabilities, including information relating to the experience and qualifications of the personnel at the Investment Manager who are responsible for providing services to the Funds.

With respect to Perpetual Portfolio, the Boards considered that Bassett Winmill had served as the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of The Investment Manager, which managed the investments of Perpetual Portfolio. The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments. The Boards took into account assurances from the Investment Manager that the appointment of Mark Winmill as Chief Investment Strategist had not resulted in any changes to the investment philosophy or investment process applied by the Investment Manager in managing Perpetual Portfolio and that the current members of the IPC had no current plans to change the investment philosophy or investment process applied by The Investment Manager in managing Perpetual Portfolio.

Supplemental Information
BOARD APPROVAL of Agreements	(Unaudited)

With respect to Midas Magic, the Boards considered that Bassett Winmill had served as portfolio manager of Midas Magic since 1999. The Boards noted that the IPC had been appointed to manage the investments of Midas Magic on May 15, 2012 following the passing of Bassett Winmill. The Boards took into account assurances from the Investment Manager that the current members of the IPC had no current plans to change the investment philosophy or investment process applied by Bassett Winmill or the Investment Manager in managing Midas Magic.

With respect to Midas Fund, the Boards noted that Thomas Winmill had served as the portfolio manager of Midas Fund since 2002 and would continue to serve as Midas Fund’s portfolio manager under the New Management Agreement for the Midas Fund. The Boards took into account assurances from the Investment Manager that Thomas Winmill had no current plans to change the investment philosophy or investment process applied by the Investment Manager in managing Midas Fund.

The Boards also considered whether there were any proposed changes to the management structure, capitalization, staffing, or operations at the Investment Manager aside from those changes discussed above. The Boards noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative operations of the Investment Manager. The Boards took into account assurances from the Investment Manager that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact the Investment Manager’s ability to provide the same level and quality of services as was provided in the past.

In addition, in connection with their consideration of the New Management Agreements, the Boards re-examined the factors they had taken into account in approving the Prior Management Agreements at the March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by the Investment Manager; (2) the performance of the Funds compared to their market indexes and their peer groups of investment companies; (3) the costs of the services provided and profits or losses realized by the Investment Manager and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in a Fund. In their deliberations, the Boards did not identify any particular information that was determinative or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving and recommending the New Management Agreements, the Boards, including all of the Independent Directors, concluded that the terms of the New Management Agreements are fair and reasonable and that approval of the New Management Agreements is in the best interests of each Fund. In reaching this determination, the Boards considered the following factors, among others:  the similarities between the terms and conditions of the New Management Agreements and the terms and conditions of the Prior Management Agreements, and how the addition of certain provisions to the New Management Agreements will standardize terms and language in the investment management agreements across all funds in the Fund Complex;  the qualification of the Investment Manager, as well as the qualifications of its personnel and the Investment Manager’s financial condition;  the commitment of the Investment Manager to maintaining the investment philosophy and investment process applied by the Investment Manager in managing the Funds and the level and quality of services provided to the Funds;  the performance of each Fund relative to comparable mutual funds and unmanaged indices;  that the performance of each Fund was within the range that the Boards deemed competitive;  the fees and expense ratio of each Fund relative to comparable funds;  that the management fee is identical to that paid by each Fund under the Prior Management Agreement;  and that the expense ratios of the Funds, although within a higher range of their peer groups as determined by an independent data service (excluding extraordinary expenses), are competitive with comparable funds in light of the quality of services received and assets managed.

Supplemental Information
TRUSTEES of the Funds	(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Funds toll-free at 1-800-472-4160 and at www.MidasFunds.com. Unless otherwise noted, the address of record for the Trustees and officers is 11 Hanover Square, New York, New York 10005.

INDEPENDENT TRUSTEES
Name and Date of Birth	Trustee Since (1)	Principal Occupation, Business Experience for the Past Five Years	Funds in Complex Overseen (2)	Other Director- ships Held (3)
Bruce B. Huber CLU, ChFC, SFS. February 7, 1930	1995 Midas Fund 1986 Midas Magic 1981 Midas Perpetual Portfolio	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
James E. Hunt December 14,1930	1995 Midas Fund 1986 Midas Magic 1980 Midas Perpetual Portfolio	Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	6	None
Peter K. Werner August 16, 1959	2004 Midas Fund Midas Perpetual Portfolio 2004 - July 2012 and September 2012 - Present Midas Magic	Since 1996, he has taught, directed and coached many programs at The Governor’s Academy, of Byfield MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
INTERESTED TRUSTEE
Thomas B. Winmill, Esq.(4) June 25, 1959	1995 Midas Fund 1997 Midas Magic 1993 Midas Perpetual Portfolio

He is President, Chief Executive Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Global Income Fund, Inc. He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage Foxby Corp., Dividend and Income Fund, Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. His business address is P.O. Box 4, Walpole, NH 03608.

			6	Eagle Bulk Shipping Inc.

(1) Trustees not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, a Fund’s Charter or Bylaws, the Act, or other applicable law.   (2) The “Fund Complex” is comprised of the Trust, Dividend and Income Fund, Foxby Corp., and Global Income Fund, Inc. Dividend and Income Fund and Foxby Corp. are advised by affiliates of the Investment Manager.   (3) Refers to directorships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.   (4) Thomas B. Winmill is an “interested person” of the Funds as defined by the Act because of his position with the Investment Manager.

Supplemental Information
OFFICERS of the Funds	(Unaudited)

The executive officers, other than those who serve as Trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE FUNDS
Name and Date of Birth	Title and Officer Since	Principal Occupation, Business Experience for the Past Five Years
Mark C. Winmill November 26, 1957	Chief Investment Strategist since 2012.

Chief Investment Strategist of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker Dealers. He is also a Director of the New York Self Storage Association.

Thomas O’Malley July 22, 1958	CAO, CFO, Treasurer and Vice President since 2005.

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is also Vice President of Bexil American Mortgage, Inc. He is a certified public accountant.

Heidi Keating March 28, 1959	Vice President since 1988.	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
John F. Ramirez, Esq. April 29, 1977	General Counsel and Chief Legal Officer since 2012 and Vice President and Secretary since 2008.

General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He is Vice President and Secretary of Bexil American Mortgage Inc. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Jacob Bukhsbaum July 3, 1983	Chief Compliance Officer, AML Officer, and Vice President since 2012.	Chief Compliance Officer, AML Officer, and Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, and Winco.

Officers hold their positions with a Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 12, 2012.

Supplemental Information
ADDITIONAL Information	(Unaudited)

Quarterly Schedules of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website at www.MidasFunds.com.

MIDAS FUNDS OFFER

• Regular Accounts
• IRA Retirement Accounts, including Traditional, Roth, Self-Employed, and Small Business (SEP, SIMPLE)
• Education Savings Accounts
• Health Savings Accounts
• Online and toll free telephone account access
• Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1) go to www.MidasFunds.com and log into THE MIDAS TOUCH ® - Account Access

(2) after logging in, at the Portfolio Summary, click on an account number and then select Account Detail from the left side menu, and

(3) click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. That’s it!

Supplemental Information
ADDITIONAL Information	(Unaudited)

Results Of A Joint Special Meeting Of Stockholders

A Joint Special Meeting of Stockholders of Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. was held on September 12, 2012  at the offices of the Funds at 11 Hanover Square, 12th Floor, New York, New York 10005, and adjourned to October 1, 2012 for the following purposes:

1. To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be organized into a corresponding, similarly named, series of a newly established Delaware statutory trust.

Midas Fund, Inc.
Votes For	Votes Against	Abstained	Broker Non-Vote
9,463,271	619,024	370,839	2,063,298
Midas Magic, Inc.
Votes For	Votes Against	Abstained	Broker Non-Vote
354,990	13,963	7,946	116,470
Midas Perpetual Portfolio, Inc.
Votes For	Votes Against	Abstained	Broker Non-Vote
6,646,405	290,067	57,019	388,212

2. To approve a new investment management agreement between the Fund and Midas Management Corporation, the Fund’s current investment manager, so that Midas Management can continue to provide services to the Fund. As discussed in the Proxy Statement, the Fund’s prior investment management agreement has been deemed to have terminated due to a change in control of Midas Management’s parent company, and Midas Management currently serves as the Fund’s investment manager pursuant to an interim investment management agreement. Accordingly, in order for Midas Management to continue to provide services to the Fund beyond the interim period, shareholders are being asked to approve a new investment management agreement, under which Midas Management would continue to provide the same services at the same management fee rate.

Midas Fund, Inc.
Votes For	Votes Against	Abstained	Broker Non-Vote
9,534,420	550,456	368,257	2,063,298
Midas Magic, Inc.
Votes For	Votes Against	Abstained	Broker Non-Vote
360,969	9,726	6,204	116,470
Midas Perpetual Portfolio, Inc.
Votes For	Votes Against	Abstained	Broker Non-Vote
6,683,823	252,649	57,019	388,212

Supplemental Information
ADDITIONAL Information	(Unaudited)

3. To elect Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill to the Fund’s Board.

Midas Fund, Inc.
Bruce B. Huber	Votes For	Votes Withheld
	11,495,827	1,020,605
James E. Hunt	Votes For	Votes Withheld
	11,487,773	1,028,659
Peter K. Werner	Votes For	Votes Withheld
	11,494,035	1,022,397
Thomas B. Winmill	Votes For	Votes Withheld
	11,434,081	1,082,351
Midas Magic, Inc.
Bruce B. Huber	Votes For	Votes Withheld
	252,876	7,554
James E. Hunt	Votes For	Votes Withheld
	253,808	6,622
Peter K. Werner	Votes For	Votes Withheld
	254,040	6,390
Thomas B. Winmill	Votes For	Votes Withheld
	254,126	6,304
Midas Perpetual Portfolio, Inc.
Bruce B. Huber	Votes For	Votes Withheld
	7,211,882	169,820
James E. Hunt	Votes For	Votes Withheld
	7,223,321	158,381
Peter K. Werner	Votes For	Votes Withheld
	7,225,554	156,148
Thomas B. Winmill	Votes For	Votes Withheld
	7,217,790	163,912

4. To approve a change to Midas Perpetual Portfolio’s fundamental investment restriction relating to its concentration of investments.

Votes For	Votes Against	Abstained	Broker Non-Vote
6,395,464	524,518	73,508	388,212

Opening Your Account
NEW ACCOUNT Application Instructions

MIDAS REGULAR ACCOUNT APPLICATION

1
REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivor-ship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5
SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/edelivery.

6
COST BASIS Check the method of cost basis you would prefer. Mutual funds are required to report cost basis to the IRS. The cost basis of the different shares you own is used to calculate the gain or loss of the shares sold. Cost basis is the original price paid for your shares. The default cost basis for each of the Midas Funds is the Average Cost method. Under the Average Cost method, all of the share purchase costs are added together in an aggregate cost amount. The cost per share is then determined by dividing the aggregate cost amount by the total shares in the account. Other cost basis calculation methods permitted by the IRS are available. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7
MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH® With the free Midas Bank Transfer Plan (BTP), you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas BTP is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCH® can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative. A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted. The completed Account Application should be faxed to 1-317-937-3014, Attn: Midas Funds. You will then be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

IF YOU NEED ANY ASSISTANCE IN COMPLETING THE ACCOUNT APPLICATION,
PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432)
BETWEEN THE HOURS OF 8 A.M. AND 6 P.M. ET.

MIDAS FUNDS

Use this Account Application to open a regular Midas Account.
Mail the completed Application and check payable to Midas Funds to:
Midas Funds, Box 6110, Indianapolis, IN 46206-6110
For an IRA application, please call 1-800-400-MIDAS (6432) or go to
http://www.midasfunds.com/midas-ira-accounts

NEW ACCOUNT Application

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please Type or Print) *For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.*

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (if different than Custodian Address) | City | State/Zip

Street Address (Physical Address) | City | State / Zip | Daytime Telephone

Mailing Address (if different from above) | City | State / Zip | Daytime Telephone

Citizen of ☐ U.S. ☐ Other: | Citizen of ☐ U.S. ☐ Other:

E-mail address | Owner (If other, attach IRS Form W-8) | Joint Owner (If other, attach IRS Form W-8)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.

By Wire: Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.
[Please indicate the assigned Midas account number ________________ and the date the wire was sent ____________________.]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to edelivery please visit www.MidasFunds.com/edelivery and follow the instructions to log into "THE MIDAS TOUCH® Account Access."

MFAR12

Midas Annual Report 2012 | 39

6 COST BASIS

If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out ☐ Loss/Gain Utilization

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit **www.MidasFunds.com/tax-planning** for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH®

- Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Bank Transfer Plan - Starting ______________ (date) automatically purchase shares of ________________________ (Fund Name) each month by transferring $ __________ ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ THE MIDAS TOUCH® - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH®, please attach a voided check here.

John and Jane Doe
123 Main Street
MyTown, USA 12345
1003
Date
PAY TO THE ORDER OF
$
DOLLARS
BANK NAME
BANK ADDRESS
MEMO
012345678 0123456789 1003

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

40 | Midas Annual Report 2012

THE MIDAS TOUCH®
ACCOUNT ACCESS

WITH THE MIDAS TOUCH®, YOU ENJOY ENHANCED ACCESS AT ANY TIME, ONLINE AT WWW.MIDASFUNDS.COM OR BY TELEPHONE 1-800-400-MIDAS (6432), TO

* Monitor your investments
* Retrieve your account history
* Review recent transactions
* Obtain Fund prices
* Check your account balances and account activity
* Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing
* Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account
* Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds
* Perform transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

MIDAS FUNDS
Discovering Opportunities®

P.O. Box 6110
Indianapolis, IN 46206-6110

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MFAR12

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be found on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2012 - $57,500
2011 - $56,500*

* Represents the aggregate fees paid by Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. prior to being reorganized as separate portfolio series of Midas Series Trust.

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2012 - $4,500
2011 - $4,500*

* Represents the aggregate fees paid by Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. prior to being reorganized as separate portfolio series of Midas Series Trust.

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2012 - $6,750
2011 - $5,250*

* Represents the aggregate fees paid by Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. prior to being reorganized as separate portfolio series of Midas Series Trust.

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2012 - N/A
2011 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $27,750 and $30,750 respectively.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 11, 2013	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 11, 2013	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 11, 2013	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 11, 2013	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer